UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 27, 2006

General Cable Corporation

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(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (859) 572-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On September 27, 2006, the Audit Committee of the Board of Directors and management of the General Cable Corporation (“the Company”) concluded that the Company’s financial statements (i) as of and for each of the fiscal years ended December 31, 2005, 2004 and 2003, (ii) as of and for each of the three fiscal months ended March 31, 2006, and April 1, 2005, and (iii) as of and for each of the three and six fiscal months ended June 30, 2006 and July 1, 2005, will be restated, and such financial statements should no longer be relied upon. The segment information included in these financial statements will be restated.

As the restatement relates only to the disclosure of the Company’s segment information, the previously reported amounts in the Company’s Consolidated Statements of Operations, including net sales, operating income, net income and earnings per share, will remain unchanged.  In addition, the restatement has no effect on the information reported in the Company’s Consolidated Balance Sheets or Consolidated Statements of Cash Flows, and it has no effect upon the liquidity or financial condition of the Company. The Company intends to restate the historical presentation of its three reportable segments, Energy, Industrial & Specialty, and Communications. The Company has tentatively concluded to split its Industrial and Specialty segment into four new reporting segments: North American Portable Power and Control, North American Electrical Infrastructure, International Electrical Infrastructure and Transportation and Industrial Harnesses. The Company’s Communications segment will be divided into two segments: Telecommunications and Networking. Finally, the Energy segment will be split so that the North American and International businesses will be disclosed separately.

The Company is in the process of reviewing the effectiveness of the design and operation of the Company’s disclosure controls and procedures as of December 31, 2005 in light of the restatement of its previously filed financial statements. The Company will report on the results of its review in its amended Form 10-K for the year ended December 31, 2005 when it is filed with the SEC.

The Company’s management and the Audit Committee of the Board of Directors have discussed the matters disclosed in this current report on Form 8-K with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

    (b) Not applicable.

Item 7.01 Regulation FD Disclosure.

On October 2, 2006, the Company issued a press release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

 (c) The Exhibit accompanying this report is listed in the Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation

October 2, 2006

By:  /s/ Christopher F. Virgulak

Name:

Christopher F. Virgulak

Title:

Executive Vice President and

Chief Financial Officer

Exhibit Index

                                Exhibit No.                     Description

                                99.1                                  Press Release